Exhibit 10.9

Execution Copy

AMENDMENT NO. 2 TO SENIOR SECURED NOTE PURCHASE AGREEMENT, AMENDMENT NO. 1

TO SECURITY AGREEMENT, AMENDMENT NO. 1 TO SENIOR SECURED PROMISSORY NOTES,

CONSENT AND JOINDER

This Amendment No. 2 to Senior Secured Note Purchase Agreement, Amendment No. 1 to Security Agreement, Amendment No. 1 to Senior Secured Promissory Notes, Consent and Joinder (this “Amendment”) is made and entered into effective as of the day of March 26, 2024 (the “Effective Date”), by and between PDG, P.A., a Minnesota professional corporation (the “Company”), PARK DENTAL PARTNERS, INC., a Minnesota corporation (the “Guarantor”; and together with the Company, individually and collectively, the “Note Parties”, and each, a “Note Party”), and PDG 2007 LLC, a Minnesota limited liability company, as “Majority in Interest of the Investors,” and as “Secured Agent” on behalf of all “Secured Parties,”, as such terms are defined in the Purchase Agreement or Security Agreement defined below (“PDG 2007”).

PREMISES

WHEREAS, the Company, Nick Swenson, as an individual and as agent for all Investors (“Swenson”), and other individuals are parties to that certain Senior Secured Note Purchase Agreement dated September 26, 2007, as further amended by that certain Amendment No. 1 to Senior Secured Note Purchase Agreement dated February 2, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”), under which Swenson and other individuals, all as “Investors” thereunder, purchased certain Senior Secured Promissory Notes (“Notes”) from the Company. Each Investor has advanced certain amounts to the Company under their respective Notes. The Company’s obligations under the Notes are secured by a security interest granted by the Company under that certain Security Agreement dated October 12, 2007, between the Company and Swenson for himself and as agent for all Investors (the “Security Agreement”).

WHEREAS, Swenson assigned and transferred to PDG 2007 all rights and interest in and to the Purchase Agreement, the Notes and the Security Agreement, and the respective portion of the indebtedness represented or secured thereby, pursuant to that certain Assignment Agreement dated as of May 30, 2022, by and between Swenson and PDG 2007 (the “Assignment”).

WHERAS, as a result of the Assignment, PDG 2007 now acts as “Majority in Interest of the Investors,” and as “Secured Agent” on behalf of all “Secured Parties” as successor to Swenson.

WHEREAS, on or about October 1, 2023, Guarantor was created, capitalized, and acquired a majority of the membership interests of Company (the “Reorganization”), which resulted in the Company contributing, assigning or otherwise transferring certain assets to the Guarantor (the “Asset Transfer”, and collectively with the Reorganization, the “Transactions”). Such Transactions resulted in a Change of Control under the Purchase Agreement.

WHEREAS, the Company has requested the Investors (i) memorialize the written consent to the Transactions and waive any breach, default, or Event of Default resulting from the Transactions, (ii) join the Guarantor to the Security Agreement, (iii) obtain a guaranty from the Guarantor (the “Guaranty,” and together with this Amendment, the “Transaction Documents”), (iv) amend certain provisions of the Notes and (v) in connection with an amendment and restatement of certain credit facilities (collectively, the “Senior Creditor Credit Facility”) with U.S. Bank, National Association, a national banking association (the “Senior Creditor”), consent to the Senior Creditor Credit Facility and reaffirm their respective obligations under those certain Subordination Agreements each dated as of March 16, 2015 (collectively, the “Senior Creditor Subordination Agreements”), executed by each Investor for the benefit of Senior Creditor; and

WHEREAS, PDG 2007, as Majority in Interest of the Investors and as Secured Agent, is willing to agree to the foregoing in accordance with the terms and subject to the conditions contained herein.

AGREEMENT

NOW THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Defined Terms. All capitalized terms used in this Amendment and not otherwise defined herein shall have the respective meanings ascribed to them in the Purchase Agreement and the Security Agreement.

2.	Joinder to Security Agreement. Subject to the terms and conditions contained herein:

(a)	From and after the date hereof, without any further documentation or action on the part of the Secured Parties or any Note Party, Guarantor hereby absolutely and unconditionally (i) joins and becomes a party to the Security Agreement as a “Debtor” thereunder, (ii) covenants and agrees to be jointly and severally bound by and adhere to all of the terms, covenants, waivers, releases, agreements and conditions of or respecting a Debtor with respect to the Security Agreement hereby ratifies, as of the date hereof, and agrees to be bound by, all of the representations and warranties contained in the Security Agreement with respect to Guarantor, and (iii) collaterally assigns and hypothecates to the Secured Parties and hereby grants to Secured Agent a continuing first priority security interest in all of Guarantor’s owned and existing and hereafter acquired and arising Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of all of the Secured Obligations. Guarantor hereby authorizes Secured Agent, its counsel or its representative to file at any time UCC financing statements in such jurisdictions and offices as necessary to perfect its security interest in all of Guarantor’s now owned or hereafter arising or acquired Collateral. Guarantor acknowledges and confirms that it has received a copy of the Purchase Agreement, the Security Agreement, the Notes, and the schedules and exhibits thereto.

(b)	From and after the date hereof, any reference to the terms “Debtor” in the Security Agreement, shall include Guarantor. The Company confirms that all of its obligations under the Purchase Agreement are, and upon Guarantor joining the Security Agreement, shall continue to be, in full force and effect.

3.	Transactions, Waiver and Consent.

(a)	Guaranty. As an inducement for the Investors to consent to the Transactions, Guarantor will deliver the form of Guaranty attached hereto as Exhibit A in favor of PDG 2007 as “Majority in Interest of the Investors,” and as “Secured Agent”.

(b)	Waiver and Consent Regarding Transactions. To the extent that entering into and/or the consummation of any of the Transactions, whether prior to or after the Effective Date, constitutes a breach, default, or Event of Default under the Purchase Agreement, the Security Agreement, or any of the Notes, insofar as the Transactions may have required the amendment or waiver of certain provisions thereunder, or relating to or regarding the disposition of Collateral or the proceeds thereof, PDG 2007 hereby waives each such breach, default and Event of Default and consents to the entry into or consummation of the Transactions, to the extent a waiver or consent is required under the Purchase Agreement, the Security Agreement, and/or any of the Notes. PDG 2007’s consent and waiver in connection with the Transactions does not grant or waive any other breaches, defaults, or Event of Defaults under the Purchase Agreement, the Security Agreement, or any of the Notes, by the Company or the Guarantor now or hereinafter existing.

(c)	Priority. Company and Guarantor acknowledge and agree that upon the satisfaction or release of the Senior Creditor Credit Facility, PDG 2007 shall become the first lien holder of the Collateral until the Notes have been paid in full and all obligations under the Purchase Agreement and Security Agreement have been satisfied or released, unless PDG 2007 agrees otherwise in writing, in each case subject to Section 5.1 of the Purchase Agreement.

(d)	Representations and Warranties: Each Note Party hereby jointly and severally hereby represents and warrants to PDG 2007, which representations and warranties shall survive the execution and delivery hereof, that on and as of the date hereof and after giving effect to this Amendment:

1.	Each Note Party has the corporate (as applicable) power and authority to execute and deliver the Transaction Documents to which it is a party (and perform its respective obligations hereunder and thereunder). The Transaction Documents to which such Note Party is a party, Purchase Agreement and Security Agreement (as each are amended by this Amendment) each constitute the legal, valid and binding obligation of such Note Party, enforceable against such Note Party in accordance with their respective terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar law affecting creditor’s rights generally and general principles of equity;

2.	Each Note Party’s representations and warranties set forth in the Purchase Agreement and in the other Transaction Documents are true and correct in all material respects (or, if any such representation or warranty is by its term qualified by concepts of materiality, such representation or warranty is true and correct in all respects) (after giving effect to updated schedules, as applicable) on and as of the date hereof except to the extent that such representations and warranties expressly relate solely to an earlier date, in which case such representations were true and correct in all material respects (or, if any such representation or warranty is by its term qualified by concepts of materiality, such representation or warranty is true and correct in all respects) (after giving effect to updated schedules as applicable) on and as of such earlier date;

3.	After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of the date hereof; and

4.	All Indebtedness now due and payable by Company to Investors is unconditionally owing by each Note Party to Investors, without offset, defense or counterclaim of any kind, nature or description whatsoever.

5.	Each Note Party acknowledges that the Investors are specifically relying upon the representations, warranties and agreements contained in this agreement and that such representation, warranties and agreements constitute a material inducement to PDG 2007, on behalf of the Investors, in entering into this Amendment.

6.	There is no action, suit or proceeding pending or, to the knowledge of the Company, threatened against or affecting any Note Party which, if adversely determined, would have a material adverse effect on the condition (financial or otherwise), properties or assets of the Company, or any instrument, document or other agreement related hereto or required hereby, or impair the ability of the Guarantor to perform the Company’s obligations hereunder or thereunder.

4.	Amendment to Notes. The definition of “Average Dentist Compensation” found in Section 2.3(ii) of each Note is hereby amended and restated in its entirety to read as follows:

“(ii) “Average Dentist Compensation” shall mean, as to a year, all payments to dentists by PDG, P.A., Park Dental Partners Inc., and each of their affiliates of the foregoing entities (collectively, the “Park Dental Entities”). These payment amounts are not limited to, but shall include: all pre-tax salary, bonus, non-equity deferred compensation, dividends, distributions, or other payments paid by Park Dental Entities in such year to Employed Dentists (excluding non-cash benefits but not excluding elective salary reductions to a 401(k) plan); provided, however, for the avoidance of doubt, Average Dentist Compensation shall include all expenses recorded from equity awards granted subsequent to December 31, 2023 following U.S. GAAP guidelines for Park Dental Entities. Such payments will be divided by the Annual FTEs for such year to calculate the Average Dentist Compensation. Support for the Average Dentist Compensation will be provided at the request of PDG 2007 LLC, a Minnesota limited liability company.”

5.	Notices. The Company’s address for purposes of all notices, requests, demands, consents, instructions and other communications required or permitted under the Purchase Agreement or the Security Agreement was previously changed and is hereby acknowledged to be as follows unless and until otherwise changed as provided in the Purchase Agreement and the Security Agreement:

Personal and Confidential

Park Dental

Attention: Chief Administrator

2200 County Road C-West, Suite 2210

Roseville, Minnesota 55113

With a copy to:

Taft Stettinius & Hollister LLP

Attention: Dave Melloh, Esq.

2200 IDS Center

80 South 8th Street

Minneapolis, Minnesota 55402

6.	Reaffirmation. PDG 2007, as Majority in Interest of the Investors and as Secured Agent, hereby repeats and reaffirms each and all of each Investor’s obligations under the Subordination Agreements, and agrees that the Subordination Agreements are in full force and effect as of the date hereof, not subject to any offset, defense or counterclaim. In addition, and solely to the extent required under the Senior Credit Facility documents and/or the Subordination Agreements, PDG 2007, as Majority in Interest of the Investors and as Secured Agent, hereby consents to the incurrence of the senior debt pursuant to the Senior Credit Facility which shall be part of the “Bank’s Claim” as that term is defined in the Subordination Agreements.

7.	Effect of Amendment. The Purchase Agreement, the Notes, and the Security Agreement shall continue to be in full force and effect in accordance with their respective terms, as hereby amended.

8.	Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. Facsimile copies of signed signature pages will be deemed binding originals. Regardless of the date that this Amendment or any counterpart is executed, this Amendment shall be effective as of the Effective Date set forth above.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the Effective Date first written above.

COMPANY:

PDG, P.A., a Minnesota professional association

By:	/s/ Christopher Steele, D.D.S.
Name:	Christopher Steele, D.D.S.
Its:	Chief Executive Officer

GUARANTOR:

PARK DENTAL PARTNERS, INC., a Minnesota corporation

By:	/s/ Christopher J. Bernander
Name:	Christopher J. Bernander
Its:	Chief Financial Officer

MAJORITY IN INTEREST OF THE INVESTORS and SECURED AGENT:

PDG 2007 LLC, a Minnesota limited liability company

/s/ Nicholas J. Swenson
Name:	Nicholas J. Swenson
Its:	Manager

Solely for purposes of consenting to this Amendment and in reliance on the reaffirmation in Section 6 hereof:

SENIOR CREDITOR:

U.S. BANK, NATIONAL ASSOCIATION

By:	/s/ Tyler Morgan
Name:	Tyler Morgan
Its:	Assistant Vice President

EXHIBIT A

Guaranty

See Attached.

GUARANTY

This GUARANTY dated as of March 26, 2024 (this “Guaranty”), is made by PARK DENTAL PARTNERS INC., a Minnesota corporation (“Guarantor”), in favor and for the benefit of PDG 2007 LLC, a Minnesota limited liability company, as “Majority in Interest of the Investors,” as such term is defined in the Purchase Agreement (defined below) (herein, the “Investor Agent”).

WHEREAS, reference is made to the Amendment No. 2 to the Senior Secured Note Purchase Agreement, Amendment No. 1 to Security Agreement, Amendment No. 1 to Senior Secured Promissory Notes, Consent and Joinder (the “Amendment”), dated as of March 26, 2024, which amends that certain Senior Secured Note Purchase Agreement dated as of September 26, 2007 (the “Purchase Agreement”), by and between PDG, P.A., a Minnesota professional corporation (“Borrower”), the other Investors party thereto, and Investor Agent.

NOW, THEREFORE, in order to induce Investor Agent to consent to the Transactions (as defined in the Amendment) and waive any default thereunder (as further described in the Amendment), and in consideration of the financial accommodations given or to be given or continued to the Company by Investors, and for other good and valuable consideration to Guarantor, Guarantor hereby agrees as follows:

1.            All capitalized terms used in this Guaranty and not otherwise defined herein shall have the respective meanings ascribed to them in the Purchase Agreement, Amendment and the Security Agreement (as defined in the Amendment).

2.             Guarantor hereby irrevocably and unconditionally guarantees to Investor Agent, for the ratable benefit of the Investors, the full and prompt payment and performance when due, whether by acceleration or otherwise, and at all times thereafter, of any and all indebtedness and obligations of the Company to Investors including extensions, renewals or refundings thereof (and extensions, renewals or refundings made after any release or termination hereof), whether such be direct or indirect, liquidated or unliquidated, absolute or contingent, single, joint, by the entirety or several, now existing or hereafter arising, due or to become due whether or not originally contracted with Investors, including, without limitation, any and all obligations of the Company any such Investor arising under those certain promissory notes (as the same may be amended, modified, supplemented or restated from time to time, collectively the “Notes”, and each, a “Note”) dated as of the September 26, 2007, issued by Company in favor such Investors (hereinafter collectively referred to as “Obligations” or, in the singular “Obligation”). “Obligations” or a “Obligation” shall also include expenses, including, without limitation, reasonable attorneys’ fees, incurred by Investor Agent in the efforts to collect any Obligation or to enforce the undertakings of Guarantor hereunder, or if Investor Agent asserts any claim, defense, or offset against Investor Agent that either Borrower or Guarantor has waived or agreed not to assert under the Amendment or this Guaranty.

3.             Whenever any such Obligations shall become due and remain unpaid, Guarantor shall, on demand, make prompt payment of the amount due thereon.

4.            Guarantor shall be obligated to make payment in full to Investor Agent in accordance with the terms and provisions hereof irrespective of the validity, regularity or enforceability of any instrument or writing evidencing such Obligation or of the Obligation itself, and if the Obligation is secured, said obligation of Guarantor to make payment hereunder shall be made irrespective of the validity, perfection, regularity or enforceability of any instrument or writing evidencing such security or of the security itself and it shall not be necessary for Investor Agent to resort to such security before enforcing Guarantor’s liability hereunder. Demand may be made upon Guarantor for the enforcement of this Guaranty without the necessity of action at any time by Investor Agent against the Company or to first accelerate the maturity of any Obligations. Any action taken by Investor Agent against the Company shall in no event be considered a waiver or diminishment of any rights against Guarantor under this Guaranty and Investor Agent shall, at Investor Agent’s sole discretion, have the right at any time to discontinue any action or proceeding against the Company and require full payment by Guarantor of the Obligations together with attorneys’ fees, cost of the proceedings and court costs. It is agreed that a compromise and settlement of any Obligation shall, in no sense, compromise or settle Guarantor’s liability hereunder. Investor Agent may apply any Collateral for the Obligations in such order as it may elect and without any obligation to account to Guarantor for the manner or order of application.

5.            Guarantor agrees that this Guaranty shall be construed as a continuing, absolute, and unconditional guaranty of the Obligations without regard to (i) the validity, regularity or enforceability of the Obligations or the disaffirmance thereof in any insolvency or bankruptcy proceeding relating to Borrower, or (ii) any event or any conduct or action of Borrower or the Investor Agent or any other party which might otherwise constitute a legal or equitable discharge of a surety or guarantor but for this provision.

6.            Guarantor does hereby waive presentment of any instrument, demand for payment, protest and notice of dishonor or nonpayment and Guarantor waives all rights arising out of any statute now existing or hereafter enacted with respect to guaranty or suretyship and which may otherwise require Investor Agent at any time to take legal action against the Company. Guarantor does hereby waive notice of the acceptance of this Guaranty and notice of any Obligation contracted or incurred by the Company.

7.            Investor Agent may, from time to time, without the consent of or notice to Guarantor, change the manner, interest rate, place or terms of payment, and change or extend the time of payment of, refund, increase, decrease, renew or alter in any manner any Obligation or security therefor, and may, from time to time, at its own discretion, without the consent of or notice to Guarantor, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order, any collateral pledged or mortgaged to secure any Obligation, without in any way affecting Guarantor’s obligation hereunder.

8.            The obligations of Guarantor hereunder shall apply to all Obligations, including Obligations arising on or prior to notice in writing from Guarantor that Guarantor will not be responsible for any further Obligations or notice from a Guarantor’s personal representative that Guarantor has died or been adjudicated incompetent to the extent Guarantor hereunder is a natural person. Any such notice, to be effective, must be actually received by Investor Agent. Notwithstanding the giving of such notice, the obligations of Guarantor shall continue in full force and effect as to all Obligations then existing including those contingent, unliquidated or not yet accrued and to any Obligations thereafter arising, to the extent that Investor Agent may be bound or permitted by contract or otherwise to create or permit the creation of additional Obligations including those which may or might have been contingent, unliquidated or not yet accrued Obligations at the time such notice is given. This Guaranty shall remain in full force and effect with respect to the Guarantor until five days after the Investor Agent receives written notice from the Guarantor revoking this Guaranty as to the Guarantor. In the event that this Guaranty is revoked by the Guarantor, said revocation shall have no effect on the continuing liability of the Guarantor to guarantee unconditionally the prompt payment of all Obligations which are contracted or incurred prior to the fifth day after receipt of the revocation notice, including such prior Obligations which are subsequently renewed, modified or extended after the revocation becomes effective, as well as all extensions of credit made after revocation pursuant to commitments made prior to such revocation. Revocation of this Guaranty by any guarantor shall not relieve any other guarantor of any liability. Except as provided in Section 8, the Guarantor’s obligations under this Guaranty for the Obligations will terminate upon the payment and performance in full of the Obligations.

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9.            This Guaranty shall be understood to be for the benefit of Investor Agent or for such other person or persons as may from time to time become or be the holders of the Obligations; and this Guaranty shall be transferable and negotiable without notice to Guarantor with the same force and effect and to the same extent as such Obligations may be transferable.

10.           Investor Agent may release any other surety, guarantor or the Company without affecting the liability hereunder of Guarantor unless released by Investor Agent in writing. This Guaranty shall be binding upon Guarantor and upon Guarantor’s heirs, executors, personal representatives, administrators, legal representatives, successors and assigns and shall likewise be enforceable against any trusts created by Guarantor and shall inure to the benefit of Investor Agent, and their respective successors and assigns.

11.           Guarantor agrees that the Investor Agent is expressly authorized to forward or deliver any or all Collateral and security which may at any time be placed with it by Borrower or any other person, directly to Borrower for collection and remittance or for credit, or to collect the same in any other manner and to renew, extend, compromise, exchange, release, surrender or modify the installments of, any or all of such Collateral and security with or without consideration and without notice to the Guarantor and without in any manner affecting the absolute liability of the Guarantor hereunder in respect of the Obligations; and that the liability of the Guarantor hereunder shall not be affected or impaired by any failure, neglect or omission on the part of the Investor Agent to realize upon the obligations, or upon any Collateral or security therefor, nor by the taking by the Investor Agent of any other guaranty or guaranties to secure the obligations or any other indebtedness of Borrower to the Investor Agent, nor by the taking by the Investor Agent of Collateral or security of any kind nor by any act or failure to act whatsoever which, but for this provision, might or could in law or in equity act to release or reduce the Guarantor’s liability hereunder.

12.          Guarantor agrees that this Guaranty, and all obligations hereunder shall remain in full force and effect at all times hereinafter during the term hereof, notwithstanding any action or undertakings by, or against, Investor Agent, or concerning any collateral securing the Obligations in any proceeding under any bankruptcy law; including without limitation, matters relating to valuation of collateral, election or imposition of secured or unsecured claim status upon claims by Investor Agent, pursuant to the Bankruptcy Code, or Rules of Bankruptcy Procedure as may be applicable from time to time. Guarantor understands and agrees that in the event any payment made by or on behalf of the Company respecting any Obligation or any portion of any such payment shall at any time be repaid by the recipient in compliance with an order (whether or not final) by a court of competent jurisdiction pursuant to any provision of any bankruptcy law as now existing or hereafter amended or applicable state law, the Obligations shall not be deemed to have been paid to the extent of the repayment so made, the obligations of Guarantor shall continue in full force and effect and such recipient, whether or not that be Investor Agent, will continue to be entitled to the full benefits of this Guaranty notwithstanding any release, termination or return of this Guaranty. If acceleration of the time for payment of any amount payable by the Company to Investor Agent is stayed upon the insolvency, bankruptcy or reorganization of such the Company, all such amounts otherwise subject to acceleration under the terms of the Obligations shall nonetheless be payable by Guarantor hereunder forthwith on demand by Investor Agent.

13.          Guarantor hereby agrees that no payment of any Obligation shall entitle it by subrogation, indemnification, contribution, reimbursement or otherwise to any payment by the Company or by any other guarantor of any Obligation or from or out of any property of the Company or of any other guarantor of any Obligation until all Obligations have been paid in full.

14.          Guarantor agrees that (i) the Guarantor will indirectly benefit by and from the Transactions (as defined in the Amendment); (ii) the Guarantor has received legal and adequate consideration for the execution of this Guaranty and has executed and delivered this Guaranty to the Investor Agent in good faith in exchange for reasonably equivalent value; (iii) the Guarantor is not presently insolvent and will not be rendered insolvent by virtue of the execution and delivery of this Guaranty; (iv) the Guarantor has not executed or delivered this Guaranty with actual intent to hinder, delay or defraud the Guarantor’s creditors; and (v) the Investor Agent has agreed to consent to the Transaction (as defined in the Amendment) in reliance upon this Guaranty.

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15.              Guarantor waives any and all claims against the Investor Agent and defenses to performance and payment hereunder relating in any way, directly or indirectly, to the performance of the Investor Agent’s obligations or exercise of any of its rights under the Purchase Agreement or Amendment. Guarantor agrees that no failure on the part of the Investor Agent to exercise, and no delay in exercising, any right or remedy hereunder shall operate as or constitute a waiver thereof; nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy granted hereby or by any related document or by law.

16.            Guarantor agrees that this Guaranty shall be binding upon the legal representatives, successors and assigns of the Guarantor, and shall inure to the benefit of the Investor Agent and its successors, assigns and legal representatives; that notwithstanding the foregoing, the Guarantor shall have no right to assign or otherwise transfer the Guarantor’s rights and obligations under this Guaranty to any third party without the prior written consent of the Investor Agent; and that any such assignment or transfer shall not release or affect the liability of the Guarantor hereunder in any manner whatsoever.

17.           Guarantor agrees that the possession of this instrument of guaranty by the Investor Agent shall be conclusive evidence of due execution and delivery hereof by the Guarantor.

18.           Guarantor agrees that if, at any time, all or any part of any payment previously applied by the Investor Agent to any of the obligations must be returned by the Investor Agent upon the insolvency, bankruptcy or reorganization of the Guarantor or otherwise, whether by court order, administrative order or settlement, the Guarantor shall remain liable for the full amount returned as if said amount had never been received by the Investor Agent, notwithstanding any term of this Guaranty or the cancellation or return of any note or other agreement evidencing the obligations.

19.           THIS GUARANTY AND ALL OBLIGATIONS, RIGHTS AND REMEDIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF.

20.           Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty. In any action or proceeding involving any state law, or any state or federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of the undersigned hereunder would otherwise be held or determined to be void, invalid or unenforceable on account of the amount of the undersigned’s liability under this Guaranty, then, notwithstanding any other provision of this Guaranty to the contrary, the amount of such liability shall, without any further action by the undersigned, the Investor Agent or any other person, be automatically limited and reduced to the highest amount which is valid and enforceable as determined in such action or proceeding.

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21.           AT THE OPTION OF INVESTOR AGENT, THIS GUARANTY MAY BE ENFORCED IN ANY FEDERAL COURT OR MINNESOTA STATE COURT SITTING IN MINNEAPOLIS, MINNESOTA; AND THE UNDERSIGNED CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT THE UNDERSIGNED COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS GUARANTY INVESTOR AGENT, AT ITS OPTION, SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

22.            GUARANTOR HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY (WHICH INVESTOR AGENT ALSO WAIVES) IN ANY ACTION, SUCH PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATING TO THIS GUARANTY, ANY OBLIGATIONS OR INVESTOR AGENT’S CONDUCT IN RESPECT TO ANY OF THE FOREGOING.

23.           The undersigned represents and warrants to Investor Agent that:

(a)                the undersigned is a corporation duly organized and existing in good standing under the laws of the State of Minnesota and has full power and authority to make and deliver this Guaranty to which it is a party;

(b)                the execution, delivery and performance of this Guaranty by the undersigned have been duly authorized by all necessary action of its board of directors, and do not and will not violate the provisions of, or constitute a default under, any presently applicable law or its Articles of Incorporation, Bylaws or any agreement presently binding on it;

(c)                there is no action, suit or proceeding pending or, to the knowledge of the Guarantor, threatened against or affecting the Guarantor which, if adversely determined, would have a material adverse effect on the condition (financial or otherwise), properties or assets of the Guarantor, or which would question the validity of this Guaranty or any instrument, document or other agreement related hereto or required hereby, or impair the ability of the Guarantor to perform the Guarantor’s obligations hereunder or thereunder;

(d)                this Guaranty has been duly executed and delivered by an authorized officer of the undersigned and constitutes the lawful, binding and legally enforceable obligation of the undersigned, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability; and

(e)                the authorization, execution, delivery and performance of this Guaranty by the undersigned do not require notification to, registration with, or consent or approval by, any federal, state or local regulatory body or administrative agency.

[Remainder of page intentionally left blank;

signature page follows]

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SIGNED AND DELIVERED the date first stated above.

Address:	GUARANTOR:

Park Dental Partners, Inc.	PARK DENTAL PARTNERS, INC.,
Attention: Chief Administrator	a Minnesota corporation
2200 County Road C-West, Suite 2210
Roseville, Minnesota 55113	By:	/s/ Christopher J. Bernander
	Name:	Christopher J. Bernander
	Its:	Chief Financial Officer

[SIGNATURE PAGE TO GUARANTY]

Certificate Of Completion
Envelope Id: C09CD7ADFB344071B7384585E3344233		Status: Completed
Subject: Complete with DocuSign: Amendment No. 2 to Senior Secured Note Purchase Agreement, Amendment No...
Practice: Business & Finance
Client\Matter #:
Office:
Source Envelope:
Document Pages: 7	Signatures: 1	Envelope Originator:
Certificate Pages: 5	Initials: 0	Georgia Hott
AutoNav: Enabled		425 Walnut Street, Suite 1800
EnvelopeId Stamping: Enabled		Cincinnati, OH 45202
Time Zone: (UTC-05:00) Eastern Time (US & Canada)		GHott@taftlaw.com
IP Address: 38.92.135.36

Record Tracking

Status: Original	Holder: Georgia Hott	Location: DocuSign
3/26/2024 2:17:41 PM	GHott@taftlaw.com

Signer Events	Signature	Timestamp
Tyler Morgan	/s/ Tyler Morgan	Sent: 3/26/2024 2:19:12 PM
tyler.morgan@usbank.com		Viewed: 3/26/2024 2:26:49 PM
Security Level: Email, Account Authentication		Signed: 3/26/2024 2:28:22 PM
(None)	Signature Adoption: Pre-selected Style

Using IP Address: 10.161.1.21
Electronic Record and Signature Disclosure:
Accepted: 3/26/2024 2:26:49 PM
ID: 40ec237a-8a41-44b4-8724-0f76f7b09550

In Person Signer Events	Signature	Timestamp

Editor Delivery Events	Status	Timestamp

Agent Delivery Events	Status	Timestamp

Intermediary Delivery Events	Status	Timestamp

Certified Delivery Events	Status	Timestamp

Carbon Copy Events	Status	Timestamp

Jon Armour	Sent: 3/26/2024 2:19:12 PM
JArmour@winthrop.com
Security Level: Email, Account Authentication
(None)
Electronic Record and Signature Disclosure:
Not Offered via DocuSign

Jordanne Johnston	Sent: 3/26/2024 2:19:13 PM
jjohnston@winthrop.com
Security Level: Email, Account Authentication
(None)
Electronic Record and Signature Disclosure:
Not Offered via DocuSign

Carbon Copy Events	Status	Timestamp
Leah Thorson		Sent: 3/26/2024 2:19:13 PM
lthorson@taftlaw.com
Security Level: Email, Account Authentication
(None)
Electronic Record and Signature Disclosure:
Not Offered via DocuSign

Witness Events	Signature	Timestamp

Notary Events	Signature	Timestamp

Envelope Summary Events	Status	Timestamps

Envelope Sent	Hashed/Encrypted	3/26/2024 2:19:13 PM
Certified Delivered	Security Checked	3/26/2024 2:26:49 PM
Signing Complete	Security Checked	3/26/2024 2:28:22 PM
Completed	Security Checked	3/26/2024 2:28:22 PM
Payment Events	Status	Timestamps
Electronic Record and Signature Disclosure

Certificate Of Completion

Envelope Id: 5C5AC913F0AB4387A01F06D76E819BB8		Status: Completed
Subject: Complete with DocuSign: Amendment No. 2 to Senior Secured Note Purchase Agreement, Amendment No...
Practice: Business & Finance
Client\Matter #:
Office:
Source Envelope:
Document Pages: 7	Signatures: 1	Envelope Originator:
Certificate Pages: 5	Initials: 0	Georgia Hott
AutoNav: Enabled		425 Walnut Street, Suite 1800
EnvelopeId Stamping: Enabled		Cincinnati, OH 45202
Time Zone: (UTC-05:00) Eastern Time (US & Canada)		GHott@taftlaw.com
IP Address: 38.92.135.36

Record Tracking

Status: Original	Holder: Georgia Hott	Location: DocuSign
3/26/2024 2:16:25 PM	GHott@taftlaw.com

Signer Events	Signature	Timestamp
Christopher Steele, D.D.S.	/s/ Christopher Steele, D.D.S.	Sent: 3/26/2024 2:17:30 PM
csteele@parkdental.com		Viewed: 3/26/2024 2:52:39 PM
Security Level: Email, Account Authentication		Signed: 3/26/2024 2:53:27 PM
(None)	Signature Adoption: Pre-selected Style

Using IP Address: 152.117.114.204

Electronic Record and Signature Disclosure:
Accepted: 3/26/2024 2:52:39 PM
ID: 813ca59d-8df2-4e48-aaf2-b098e6eae9fc

In Person Signer Events	Signature	Timestamp

Editor Delivery Events	Status	Timestamp

Agent Delivery Events	Status	Timestamp

Intermediary Delivery Events	Status	Timestamp

Certified Delivery Events	Status	Timestamp

Carbon Copy Events	Status	Timestamp

Brittany Kotta	Sent: 3/26/2024 2:17:31 PM
bkotta@parkdentalpartners.com	Viewed: 3/26/2024 2:57:47 PM
Security Level: Email, Account Authentication
(None)
Electronic Record and Signature Disclosure:
Not Offered via DocuSign

Leah Thorson	Sent: 3/26/2024 2:17:32 PM
lthorson@taftlaw.com
Security Level: Email, Account Authentication
(None)
Electronic Record and Signature Disclosure:
Not Offered via DocuSign

Witness Events	Signature	Timestamp

Notary Events	Signature	Timestamp

Envelope Summary Events	Status	Timestamps
Envelope Sent	Hashed/Encrypted	3/26/2024 2:17:32 PM
Certified Delivered	Security Checked	3/26/2024 2:52:39 PM
Signing Complete	Security Checked	3/26/2024 2:53:27 PM
Completed	Security Checked	3/26/2024 2:53:27 PM
Payment Events	Status	Timestamps
Electronic Record and Signature Disclosure

Certificate Of Completion

Envelope Id: CF7D5F03D5A244308F403683BFCBF35C		Status: Completed
Subject: Complete with DocuSign: PDG - PDPI Guaranty (Secured).pdf, Amendment No. 2 to Senior Secured No...
Practice: Business & Finance
Client\Matter #:
Office:
Source Envelope:
Document Pages: 13	Signatures: 2	Envelope Originator:
Certificate Pages: 5	Initials: 0	Georgia Hott
AutoNav: Enabled		425 Walnut Street, Suite 1800
EnvelopeId Stamping: Enabled		Cincinnati, OH 45202
Time Zone: (UTC-05:00) Eastern Time (US & Canada)		GHott@taftlaw.com
IP Address: 38.92.135.36

Record Tracking

Status: Original	Holder: Georgia Hott	Location: DocuSign
3/26/2024 1:47:29 PM	GHott@taftlaw.com

Signer Events	Signature	Timestamp
Christopher Bernander	/s/ Christopher Bernander	Sent: 3/26/2024 1:48:49 PM
cbernander@parkdental.com		Resent: 3/26/2024 5:14:56 PM
CFO		Viewed: 3/26/2024 5:34:03 PM
Park Dental		Signed: 3/26/2024 5:35:19 PM
Security Level: Email, Account Authentication	Signature Adoption: Pre-selected Style
(None)	Using IP Address: 107.119.53.69
Signed using mobile

Electronic Record and Signature Disclosure:
Accepted: 3/26/2024 2:01:29 PM
ID: 0a55e79b-b81c-497c-b992-d54f378fe0dc

In Person Signer Events	Signature	Timestamp

Editor Delivery Events	Status	Timestamp

Agent Delivery Events	Status	Timestamp

Intermediary Delivery Events	Status	Timestamp

Certified Delivery Events	Status	Timestamp

Carbon Copy Events	Status	Timestamp
Brittany Kotta		Sent: 3/26/2024 1:48:49 PM
bkotta@parkdentalpartners.com
Security Level: Email, Account Authentication
(None)
Electronic Record and Signature Disclosure:
Not Offered via DocuSign

Leah Thorson
lthorson@taftlaw.com
Security Level: Email, Account Authentication		Sent: 3/26/2024 1:48:50 PM
(None)

Electronic Record and Signature Disclosure:
Not Offered via DocuSign

Witness Events	Signature	Timestamp

Notary Events	Signature	Timestamp

Envelope Summary Events	Status	Timestamps
Envelope Sent	Hashed/Encrypted	3/26/2024 1:48:50 PM
Envelope Updated	Security Checked	3/26/2024 2:14:41 PM
Envelope Updated	Security Checked	3/26/2024 2:14:41 PM
Certified Delivered	Security Checked	3/26/2024 5:34:03 PM
Signing Complete	Security Checked	3/26/2024 5:35:19 PM
Completed	Security Checked	3/26/2024 5:35:19 PM
Payment Events	Status	Timestamps
Electronic Record and Signature Disclosure

Certificate Of Completion
Envelope Id: DE440DE9B3A641C68F00E1C93740D748		Status: Completed
Subject: Complete with DocuSign: Amendment No. 2 to Senior Secured Note Purchase Agreement, Amendment No...
Practice: Business & Finance
Client\Matter #:
Office:
Source Envelope:
Document Pages: 7	Signatures: 1	Envelope Originator:
Certificate Pages: 5	Initials: 0	Georgia Hott
AutoNav: Enabled		425 Walnut Street, Suite 1800
EnvelopeId Stamping: Enabled		Cincinnati, OH 45202
Time Zone: (UTC-05:00) Eastern Time (US & Canada)		GHott@taftlaw.com
IP Address: 38.92.135.36

Record Tracking

Status: Original	Holder: Georgia Hott	Location: DocuSign
3/26/2024 1:46:36 PM	GHott@taftlaw.com

Signer Events	Signature	Timestamp
Nicholas J. Swenson	/s/ Nicholas J. Swenson	Sent: 3/26/2024 1:47:21 PM
nick@theresourcegroup.co		Viewed: 3/26/2024 8:57:54 PM
Security Level: Email, Account Authentication		Signed: 3/26/2024 8:59:55 PM
(None)	Signature Adoption: Drawn on Device

Using IP Address: 50.80.146.16
Signed using mobile
Electronic Record and Signature Disclosure:
Accepted: 3/26/2024 8:57:54 PM
ID: 9ca6b921-33d2-45a0-ad2a-c6bd05deac04

In Person Signer Events	Signature	Timestamp

Editor Delivery Events	Status	Timestamp

Agent Delivery Events	Status	Timestamp

Intermediary Delivery Events	Status	Timestamp

Certified Delivery Events	Status	Timestamp

Carbon Copy Events	Status	Timestamp

Alissa Mitchell		Sent: 3/26/2024 1:47:21 PM
ANMitchell@fredlaw.com
Security Level: Email, Account Authentication
(None)
Electronic Record and Signature Disclosure:
Not Offered via DocuSign

Leah Thorson		Sent: 3/26/2024 1:47:22 PM
lthorson@taftlaw.com
Security Level: Email, Account Authentication
(None)
Electronic Record and Signature Disclosure:
Not Offered via DocuSign

Witness Events	Signature	Timestamp

Notary Events	Signature	Timestamp

Envelope Summary Events	Status	Timestamps
Envelope Sent	Hashed/Encrypted	3/26/2024 1:47:22 PM
Envelope Updated	Security Checked	3/26/2024 2:15:15 PM
Envelope Updated	Security Checked	3/26/2024 2:15:15 PM
Certified Delivered	Security Checked	3/26/2024 8:57:54 PM
Signing Complete	Security Checked	3/26/2024 8:59:55 PM
Completed	Security Checked	3/26/2024 8:59:54 PM
Payment Events	Status	Timestamps

Electronic Record and Signature Disclosure

ELECTRONIC RECORD AND SIGNATURE DISCLOSURE

From time to time, Taft Stettinius & Hollister LLP (we, us or Company) may be required by law to provide to you certain written notices or disclosures. Described below are the terms and conditions for providing to you such notices and disclosures electronically through the DocuSign system. Please read the information below carefully and thoroughly, and if you can access this information electronically to your satisfaction and agree to this Electronic Record and Signature Disclosure (ERSD), please confirm your agreement by selecting the check-box next to ‘I agree to use electronic records and signatures’ before clicking ‘CONTINUE’ within the DocuSign system.

Getting paper copies

At any time, you may request from us a paper copy of any record provided or made available electronically to you by us. You will have the ability to download and print documents we send to you through the DocuSign system during and immediately after the signing session and, if you elect to create a DocuSign account, you may access the documents for a limited period of time (usually 30 days) after such documents are first sent to you. After such time, if you wish for us to send you paper copies of any such documents from our office to you, you will be charged a $0.00 per-page fee. You may request delivery of such paper copies from us by following the procedure described below.

Withdrawing your consent

If you decide to receive notices and disclosures from us electronically, you may at any time change your mind and tell us that thereafter you want to receive required notices and disclosures only in paper format. How you must inform us of your decision to receive future notices and disclosure in paper format and withdraw your consent to receive notices and disclosures electronically is described below.

Consequences of changing your mind

If you elect to receive required notices and disclosures only in paper format, it will slow the speed at which we can complete certain steps in transactions with you and delivering services to you because we will need first to send the required notices or disclosures to you in paper format, and then wait until we receive back from you your acknowledgment of your receipt of such paper notices or disclosures. Further, you will no longer be able to use the DocuSign system to receive required notices and consents electronically from us or to sign electronically documents from us.

All notices and disclosures will be sent to you electronically

Unless you tell us otherwise in accordance with the procedures described herein, we will provide electronically to you through the DocuSign system all required notices, disclosures, authorizations, acknowledgements, and other documents that are required to be provided or made available to you during the course of our relationship with you. To reduce the chance of you inadvertently not receiving any notice or disclosure, we prefer to provide all of the required notices and disclosures to you by the same method and to the same address that you have given us. Thus, you can receive all the disclosures and notices electronically or in paper format through the paper mail delivery system. If you do not agree with this process, please let us know as described below. Please also see the paragraph immediately above that describes the consequences of your electing not to receive delivery of the notices and disclosures electronically from us.

How to contact Taft Stettinius & Hollister LLP:

You may contact us to let us know of your changes as to how we may contact you electronically, to request paper copies of certain information from us, and to withdraw your prior consent to receive notices and disclosures electronically as follows:

To contact us by email send messages to: sdale@taftlaw.com

To advise Taft Stettinius & Hollister LLP of your new email address

To let us know of a change in your email address where we should send notices and disclosures electronically to you, you must send an email message to us at sdale@taftlaw.com and in the body of such request you must state: your previous email address, your new email address. We do not require any other information from you to change your email address.

If you created a DocuSign account, you may update it with your new email address through your account preferences.

To request paper copies from Taft Stettinius & Hollister LLP

To request delivery from us of paper copies of the notices and disclosures previously provided by us to you electronically, you must send us an email to sdale@taftlaw.com and in the body of such request you must state your email address, full name, mailing address, and telephone number. We will bill you for any fees at that time, if any.

To withdraw your consent with Taft Stettinius & Hollister LLP

To inform us that you no longer wish to receive future notices and disclosures in electronic format you may:

i.     decline to sign a document from within your signing session, and on the subsequent page, select the check-box indicating you wish to withdraw your consent, or you may;

ii.     send us an email to sdale@taftlaw.com and in the body of such request you must state your email, full name, mailing address, and telephone number. We do not need any other information from you to withdraw consent.. The consequences of your withdrawing consent for online documents will be that transactions may take a longer time to process..

Required hardware and software

The minimum system requirements for using the DocuSign system may change over time. The current system requirements are found here: https://support.docusign.com/guides/signer-guide-signing-system-requirements.

Acknowledging your access and consent to receive and sign documents electronically

To confirm to us that you can access this information electronically, which will be similar to other electronic notices and disclosures that we will provide to you, please confirm that you have read this ERSD, and (i) that you are able to print on paper or electronically save this ERSD for your future reference and access; or (ii) that you are able to email this ERSD to an email address where you will be able to print on paper or save it for your future reference and access. Further, if you consent to receiving notices and disclosures exclusively in electronic format as described herein, then select the check-box next to ‘I agree to use electronic records and signatures’ before clicking ‘CONTINUE’ within the DocuSign system.

By selecting the check-box next to ‘I agree to use electronic records and signatures’, you confirm that:

•	You can access and read this Electronic Record and Signature Disclosure; and

•	You can print on paper this Electronic Record and Signature Disclosure, or save or send this Electronic Record and Disclosure to a location where you can print it, for future reference and access; and

•	Until or unless you notify Taft Stettinius & Hollister LLP as described above, you consent to receive exclusively through electronic means all notices, disclosures, authorizations, acknowledgements, and other documents that are required to be provided or made available to you by Taft Stettinius & Hollister LLP during the course of your relationship with Taft Stettinius & Hollister LLP.